Fourth Quarter & Full Year 2019 Webcast Presentation January 30, 2020 1

Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, WESCO International, Inc. (“WESCO”) expects to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of WESCO that also constitutes a preliminary proxy statement of Anixter International Inc. (“Anixter”). After the registration statement is declared effective Anixter will mail a definitive proxy statement/prospectus to stockholders of Anixter. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that WESCO or Anixter may file with the SEC and send to Anixter’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO’s website at http://wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter’s website at http://investors.anixter.com/financials/sec-filings. Participants in the Solicitation WESCO and Anixter and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Anixter shareholders with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of WESCO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 27, 2019, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019. Information about the directors and executive officers of Anixter is set forth in its Annual Report on Form 10- K for the year ended December 28, 2018, which was filed with the SEC on February 21, 2019, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Forward Looking Statements All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address each company’s expected future business and financial performance and other statements identified by words such as “anticipate”, “plan”, “believe”, “estimate”, “intend”, “expect”, “project”, “will” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of WESCO and Anixter (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Anixter may not adopt the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO’s common stock or Anixter’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WESCO’s control. Additional factors that could cause results to differ materially from those described above can be found in WESCO’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on WESCO’s website at http://wesco.investorroom.com/sec-filings and on the SEC’s website at http://www.sec.gov, and in Anixter’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on Anixter’s website at http://investors.anixter.com/financials/sec-filings and on the SEC’s website at http://www.sec.gov. Forward-looking statements speak only as of the date of this communication. Neither WESCO nor Anixter undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow, adjusted income from operations, and adjusted diluted earnings per share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 2

Anixter Acquisition Update • Announced acquisition of Anixter International in early January • Integration planning process is underway • Required filings with the SEC and regulatory approvals are in process • Expect to close transaction in second or third quarter of 2020 3

Fourth Quarter and Full Year 2019 Highlights Organic Sales Growth versus Prior Year Fourth Quarter • Record fourth quarter sales of $2.1 billion; Organic sales up 3.9% Annual Quarter – Strength in Utility, CIG, and Datacom – Down 1% sequentially, in line with seasonality • Year-over-year growth in all end markets and geographies for the second consecutive quarter October +4% • Free cash flow of $94 million; 178% of net income November +6% December +1% • Adjusted operating margin down 40 basis points versus prior year • Estimated pricing impact of +1% U.S. +4% 6.2% Canada +2% • Preliminary January sales up low single digits International +13% FY 2019 3.9% • Record sales of $8.4 billion; Organic sales up 2.6% 2.6% • Year-over-year growth in all end markets and geographies for the third consecutive year 1.5% • Record adjusted diluted earnings per share of $5.20; up 8% versus prior year 2018 2019 2018 2019 • Free cash flow of $180 million; 81% of net income • Repurchased $150 million of shares • Financial leverage of 2.8x at year-end • Announced acquisition of Anixter International in early January Record sales and adjusted EPS in 2019 Note: Organic sales growth excludes the impact of acquisitions in the first year of ownership, foreign 4 exchange rates and differences in the number of workdays. See appendix for non-GAAP reconciliations.

Fourth Quarter and Full Year 2019 Results Fourth Quarter Full Year Versus Implied Versus 2019 $ Millions, except per share amounts 2018 2019 2018 2019 PY Midpoint PY Outlook Sales $2,011 $2,099 4.4% ~3.5% $8,177 $8,359 2.2% 1% - 3% Gross Profit $390 $390 flat $1,567 $1,581 0.9% % of sales 19.4% 18.6% (80) bps 19.2% 18.9% (30) bps SG&A $284 $290 2.0% $1,152 $1,173 1.8% % of sales 14.1% 13.8% (30) bps 14.1% 14.0% (10) bps Operating Profit $91 $84 (7.4)% $352 $346 (1.8)% % of sales 4.5% 4.0% (50) bps 4.3% 4.1% (20) bps Adjusted Operating Profit $91 $87 (3.9)% ~4.2% $352 $349 (0.9)% ~4.2% % of Sales 4.5% 4.1% (40) bps 4.3% 4.2% (10) bps Effective Tax Rate 21.2% 22.0% 80 bps ~21% 19.8% 21.2% 140 bps ~21% Diluted EPS $1.26 $1.26 flat $4.82 $5.14 6.6% Adjusted Diluted EPS $1.26 $1.32 4.8% $4.82 $5.20 7.9% $5.00 - $5.40 5 Note: See appendix for non-GAAP reconciliations.

Fourth Quarter Gross Margin Influencers

Q4 2019 vs. Q4 2018

Gross margin down driven by two factors:

1. Price / Cost
   - Supplier price increases
   - Competitive environment
2. Business Mix

Q4 2019 vs. Q3 2019

Gross margin flat with no overall mix impact

Mix Impact Summary

		Historical Gross Margin vs. WESCO Average [1]	Q4 2019 vs. Q4 2018	Q4 2019 vs. Q3 2019
END MARKET	Industrial	ABOVE	Headwind	Tailwind
	CIG	AVERAGE		
	Construction	BELOW		
	Utility	BELOW		
GEOGRAPHY	Canada	ABOVE	Headwind	Headwind
	U.S.	AVERAGE		
	International	BELOW		
SHIPMENT	Stock	ABOVE	Neutral	Neutral
	Special Order	AVERAGE		
	Direct	BELOW		

[1] Presented at June, 2019 Investor Day

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Fourth Quarter Diluted EPS and Sales Growth Walk Diluted EPS Walk1 Sales Growth Walk Reported Q4 2018 Diluted EPS $1.26 Q4 2018 Sales $2,011 M Core operations $0.05 U.S. 290 bps Foreign exchange rates $(0.01) Canada 30 bps International 70 bps SLS acquisition $(0.08) Organic Growth 3.9% Tax $(0.02) Foreign exchange rates (30) bps Lower share count $0.12 SLS acquisition 80 bps Adjusted Q4 2019 Diluted EPS $1.32 Q4 2019 Sales $2,099M Merger-related transaction costs $(0.06) Reported Growth 4.4% Reported Q4 2019 Diluted EPS $1.26 1 Calculation differences due to rounding. 7

Full Year 2019 Diluted EPS and Sales Growth Walk Diluted EPS Walk1 Sales Growth Walk Reported FY 2018 Diluted EPS $4.82 FY 2018 Sales $8,177 M Core operations $0.12 U.S. 170 bps Canada 60 bps Foreign exchange rates $(0.02) International 30 bps SLS acquisition $(0.11) Organic Growth 2.6% Tax, net of interest benefit $(0.02) Foreign exchange rates (80) bps Lower share count $0.41 SLS acquisition 80 bps Adjusted FY 2019 Diluted EPS $5.20 Number of workdays (40) bps Merger-related transaction costs $(0.06) FY 2019 Sales $8,359 M Reported FY 2019 Diluted EPS $5.14 Reported Growth 2.2% 1 Calculation differences due to rounding. 8

Industrial End Market Organic Sales Growth versus Prior Year Annual Quarter • Q4 2019 organic sales − Up 1% versus prior year − U.S. down 2%; Canada up 6% in local currency − Up 1% sequentially 4.3% − 3rd consecutive quarter of organic growth • FY 2019 organic sales − Up 2% versus prior year − Up 1% in U.S.; Canada up 5% in local currency • Manufacturing demand remains in soft patch 1.6% 1.3% • Continued growth with global accounts for technology and petrochemical customers 0.6% • Bidding activity levels remain high in Global Accounts and 2018 2019 4Q18 4Q19 Integrated Supply platforms Global Integrated General OEM Awarded multiple contracts with a total value of $18 million with a petroleum refiner to Accounts Supply Industrial provide electrical equipment for a plant expansion in the U.S. Gulf Coast region. 36% of WESCO Sales Note: See appendix for non-GAAP reconciliations. 9

Construction End Market Organic Sales Growth versus Prior Year • Q4 2019 organic sales Annual Quarter − Up 1% versus prior year − Up 2% in the U.S. and flat in Canada in local currency − Down 1% sequentially − 10th consecutive quarter of organic growth • FY 2019 organic sales 5.1% − Up 2% versus prior year − Up 1% in the U.S.; Canada up 4% in local currency • Backlog remains at historically strong level; down sequentially in line with normal seasonality 2.5% • Contractors continue to be challenged by tariff-related 1.4% 1.2% budget pressures and an exceptionally tight skilled-labor market 2018 2019 4Q18 4Q19 • Continue to see some customer project delays partly due to slowing business output and uncertainty around trade Non-Residential | Contractors Awarded a multimillion dollar contract to provide electrical switchgear, lighting, and 33% of WESCO Sales other materials for the expansion of a food retailer’s distribution facility in Canada. Note: See appendix for non-GAAP reconciliations. 10

Utility End Market Organic Sales Growth versus Prior Year • Q4 2019 organic sales Annual Quarter − Up 10% versus prior year − Up 11% in the U.S.; down 7% in Canada in local currency − Down 5% sequentially 10.2% 9.8% • FY 2019 organic sales − Up 4% versus prior year − 9th consecutive year of organic growth 3.9% • Growth driven by product and service scope expansion with customers; increased our inventory and initiated deliveries on new contract wins 2018 2019 • Integrated Supply solutions continue to drive value for (4.6)% customers 4Q18 4Q19 • Expect grid reliability and modernization projects as well as growth in renewable energy to drive future demand Investor Owned | Public Power | Utility Contractors Awarded a multi-year contract valued at $25 million to provide lighting products and material management to a public utility, expanding our scope of supply and services. 16% of WESCO Sales Note: See appendix for non-GAAP reconciliations. 11

CIG End Market Organic Sales Growth versus Prior Year Annual Quarter • Q4 2019 organic sales − Up 11% versus prior year − Up 15% in the U.S.; up 5% in Canada in local currency 12.1% − Up 4% sequentially − 11th consecutive quarter of organic growth 10.6% 9.4% • FY 2019 organic sales − Up 4% versus prior year − Up 3% in the U.S.; up 10% in Canada in local currency • Supply chain solutions driving results in datacenter, 3.6% security, and cloud technology projects • Continue to be well positioned to serve data center construction, LED lighting renovation and retrofits, FTTx 2018 2019 4Q18 4Q19 deployments and broadband build outs Commercial | Institutional | Government Awarded a multimillion dollar contract to provide turnkey LED lighting retrofit materials 15% of WESCO Sales and services to upgrade a convention center facility in the U.S. Note: See appendix for non-GAAP reconciliations. 12

Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Debt, Net of Cash, to TTM EBITDA) target leverage ~ $1.1B of free cash flow over the last 5 years 4.0x 2.0x – 3.5x $94 million and 178% of net 3.5x income in Q4 $260.5 3.0x 116% of net income 2.8x $180.3 2.5x 81% of net income 2.0x 1.5x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY 2018 FY 2019 2018 2019 Note: See appendix for non-GAAP reconciliations. 13

2020 Outlook Full Year Sales Outlook First Quarter and Full Year Outlook (unchanged from outlook provided on 10/31/19) End Market Range First Quarter Full Year Industrial (LSD) to LSD Sales 2% to 5% 0% to 4% Construction (LSD) to LSD Operating Margin 3.4% to 3.6% 4.1% to 4.4% Utility LSD CIG Flat to LSD Effective Tax Rate ~22% ~22% End Market Sales Growth (1%) to 3% Diluted EPS $5.10 to $5.70 Market Outperformance 1% to 2% Foreign Currency/M&A1 Neutral Free Cash Flow ~90% of net income Consolidated WESCO 0% to 4% Notes Excludes the impact of the announced Anixter merger expected to close in Q2 or Q3 of 2020. Assumes a CAD/USD exchange rate of 0.75 in FY20. Q1 and full year 2020 have one additional workday than 2019 See appendix for non-GAAP reconciliations. 1Foreign currency exchange rates expected to be a slight headwind offset by the carryover impact of the SLS acquisition in March, 2019 14

APPENDIX

Trailing Twelve Month Sales Mix 15% 8% 10% 36% 41% 16% End 11% Products Markets 14% 33% 16% Industrial General Supplies Construction Communications & Security Utility Wire, Cable & Conduit CIG Lighting & Sustainability Electrical Distribution & Controls Automation, Controls & Motors 16

Adjusted Results Q4 2019 YTD 2019 Reported Adjusted Reported Adjusted Results Adjustments (1) Results Results Adjustments (1) Results (in millions, except for EPS) Income from operations $ 83.8 $ 3.1 $ 86.9 $ 346.2 $ 3.1 $ 349.4 Net interest and other 16.2 - 16.2 64.2 - 64.2 Income before income taxes $ 67.6 3.1 $ 70.7 $ 282.1 3.1 $ 285.2 Income tax 14.9 0.7 15.6 59.9 0.7 60.5 Effective tax rate 22.0% 22.0% 21.2% 21.2% Net income 52.7 2.5 55.2 222.2 2.5 224.7 Less: Non-controlling interests (0.4) - (0.4) (1.2) - (1.2) Net income attributable to WESCO $ 53.1 2.5 $ 55.6 $ 223.4 2.5 $ 225.9 Diluted Shares 42.2 42.2 43.5 43.5 EPS $ 1.26 $ 1.32 $ 5.14 $ 5.20 (1) Merger-related transaction costs included in SG&A expenses and related income tax effect. 17

Fourth Quarter Organic Sales Growth ($ Millions) Year-over-Year Three Months Ended, Core Less: Less: Organic December 31, 2018 December 31, 2019 Growth FX Impact Workday Growth Industrial core sales 739 746 0.9% (0.4)% 0.0% 1.3% Construction core sales 677 684 1.0% (0.4)% 0.0% 1.4% Utility core sales 305 335 9.6% (0.2)% 0.0% 9.8% CIG core sales 290 319 10.1% (0.5)% 0.0% 10.6% Total core sales $ 2,011 $ 2,084 3.6% (0.3)% 0.0% 3.9% U.S. core sales 1,482 1,540 4.0% 0.0% 0.0% 4.0% Canada core sales 413 415 0.5% (1.0)% 0.0% 1.5% International core sales 116 128 10.5% (2.2)% 0.0% 12.7% Total core sales $ 2,011 $ 2,084 3.6% (0.3)% 0.0% 3.9% Plus: SLS sales - 16 Total net sales $ 2,011 $ 2,099 Sequential Three Months Ended, Reported Less: Less: Organic September 30, 2019 December 31, 2019 Growth FX Impact Workday Growth Industrial sales 755 746 (1.2)% (0.2)% (1.6)% 0.6% Construction sales 715 692 (3.2)% (0.1)% (1.6)% (1.5)% Utility sales 358 335 (6.4)% 0.0% (1.6)% (4.8)% CIG sales 321 327 1.8% (0.1)% (1.6)% 3.5% Total net sales 2,148 2,099 (2.3)% (0.1)% (1.6)% (0.6)% Note: Prior period end market amounts may contain reclassifications to conform to current period presentation. 18

Full Year Organic Sales Growth ($ Millions) Year-over-Year Twelve Months Ended, Core Less: Less: Organic December 31, 2018 December 31, 2019 Growth FX Impact Workday Growth Industrial core sales 2,983 2,999 0.5% (0.7)% (0.4)% 1.6% Construction core sales 2,685 2,712 1.0% (1.2)% (0.4)% 2.5% Utility core sales 1,304 1,347 3.4% (0.3)% (0.4)% 3.9% CIG core sales 1,205 1,234 2.4% (0.8)% (0.4)% 3.6% Total core sales $ 8,177 $ 8,292 1.4% (0.8)% (0.4)% 2.6% U.S. core sales 6,053 6,172 2.0% 0.0% (0.4)% 2.4% Canada core sales 1,648 1,643 (0.3)% (2.9)% (0.4)% 3.0% International core sales 475 478 0.5% (3.3)% (0.4)% 4.2% Total core sales $ 8,177 $ 8,292 1.4% (0.8)% (0.4)% 2.6% Plus: SLS sales - 67 Total net sales $ 8,177 $ 8,359 Note: Prior period end market amounts may contain reclassifications to conform to current period presentation. 19

Capital Structure and Leverage ($ Millions) EBITDA Twelve Months Ended, December 31,2018 December 31,2019 Income from operations 352 346 Depreciation and amortization 63 62 EBITDA 415 408 Debt As of, Maturity December 31, 2018 December 31, 2019 AR Revolver (variable) 275 415 2022 Inventory Revolver (variable) 52 - 2024 Term Loans (variable) 25 - 2019 2021 Senior Notes (fixed) 500 500 2021 2024 Senior Notes (fixed) 350 350 2024 Other 31 28 Various Total debt1 1,233 1,293 Less: cash and cash equivalents 96 151 Total debt, net of cash 1,137 1,142 Leverage 2.7x 2.8x Liquidity2 Liquidity 824 823 (1) Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs. (2) Total availability under asset-backed credit facilities plus cash in investment accounts. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 20

Gross Profit and Free Cash Flow ($ Millions) Gross Profit Three Months Ended, December 31, 2018 December 31, 2019 Net sales 2,011 2,099 Cost of goods sold1 1,621 1,710 Gross profit2 390 390 Gross margin 2 19.4% 18.6% Free Cash Flow Twelve Months Ended, December 31, 2018 December 31, 2019 Net cash provided by operating activities 297 224 Less: capital expenditures (36) (44) Free cash flow3 261 180 Net income 225 222 % of net income 116% 81% 1 Excluding depreciation and amortization. 2 Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. 3 Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Note: For gross profit in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 21

Work Days Q1 Q2 Q3 Q4 FY 2017 64 64 63 62 253 2018 64 64 63 62 253 2019 63 64 63 62 252 2020 64 64 64 61 253 22